UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 16, 2010

CHINA EXECUTIVE EDUCATION CORP.
 (Exact name of registrant as specified in its charter)

Nevada	000-54086	75-3268300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hangzhou MYL Business Administration Consulting Co. Ltd.
Room 307, Hualong Business Building,
110 Moganshan Road, Hangzhou, P.R.China 310005
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code:   (86) 0571-8880-8109

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

All of the information furnished in Items 2.02 and 9.01 of this report, including the accompanying exhibit, are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

On November 16, 2010, China Executive Education Corp. (the “Company”) issued a press release reporting the financial results of the Company for the quarter ended September 30, 2010.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)        Exhibits

Exhibit 99.1	Press release reporting results for the quarter ended September 30, 2010, issued by the Company on November 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EXECUTIVE EDUCATION CORP. Dated: November 17, 2010

By	/s/ Kaien Liang
Name: Kaien Liang Title: Chairman and Chief Executive Officer

EXHIBIT INDEX
Form 8-K

Filed
Exhibit No.	Description	Herewith	By Reference

99.1	Press Release issued on November 16, 2010	X